Okta Announces Strong Third Quarter Financial Results

•	Q3 revenue grew 45% year-over-year; subscription revenue grew 48% year-over-year

•	Total remaining performance obligations, or subscription revenue backlog, surpasses $1 billion

•	The only identity company named a Leader in Zero Trust by Independent Research Firm

SAN FRANCISCO – December 5, 2019 – Okta, Inc. (NASDAQ: OKTA), the leading independent provider of identity for the enterprise, today announced financial results for its third quarter ended October 31, 2019.

"Our strong third quarter results reflect our expanding leadership position and the growing importance of identity," said Todd McKinnon, Chief Executive Officer and co-founder of Okta. "Industry leading growth in subscription revenue, remaining performance obligations, and billings were driven by strong execution and the continued secular tailwinds of increasing adoption of cloud applications, digital transformation as companies improve how they connect with their employees and customers, and deployment of zero trust security environments. Businesses of all sizes around the world are turning to Okta's cloud-based solutions for a modern, highly customizable identity platform that meets their business needs and security challenges. We've made great progress and continue to innovate to address this large and growing market opportunity."

Third Quarter Fiscal 2020 Financial Highlights:

•	Revenue: Total revenue was $153.0 million, an increase of 45% year-over-year. Subscription revenue was $144.5 million, an increase of 48% year-over-year.

•
Remaining Performance Obligations (RPO): Total RPO was $1.03 billion, an increase of 68% year-over-year. Current RPO, which is revenue expected to be recognized over the next 12 months, was $515.9 million, up 52% compared to the third quarter of fiscal 2019.

•	Calculated Billings: Total calculated billings were $175.6 million, an increase of 42% year-over-year.

•
Operating Loss: GAAP operating loss was $45.7 million, or 30% of total revenue, compared to $28.5 million, or 27% of total revenue, in the third quarter of fiscal 2019. Non-GAAP operating loss was $8.1 million, or 5% of total revenue, compared to $6.5 million, or 6% of total revenue, in the third quarter of fiscal 2019.

•
Net Loss: GAAP net loss was $63.5 million, compared to $29.5 million in the third quarter of fiscal 2019. GAAP net loss per share was $0.53, compared to $0.27 in the third quarter of fiscal 2019. Non-GAAP net loss was $8.1 million, compared to $3.9 million in the third quarter of fiscal 2019. Non-GAAP net loss per share was $0.07, compared to $0.04 in the third quarter of fiscal 2019.

•
Cash Flow: Net cash provided by operations was $10.6 million, or 7% of total revenue, compared to net cash used in operations of $6.4 million, or 6% of total revenue, in the third quarter of fiscal 2019. Free cash flow was $9.2 million, or 6% of total revenue, compared to $1.4 million, or 1% of total revenue, in the third quarter of fiscal 2019.

•	Cash, cash equivalents, and short-term investments were $1.37 billion.

The section titled "Non-GAAP Financial Measures" below contains a description of the non-GAAP financial measures and reconciliations between GAAP and non-GAAP information are contained in the tables below.
Financial Outlook:
For the fourth quarter of fiscal 2020, the company expects:

•	Total revenue of $155 million to $156 million, representing a growth rate of 34% to 35% year-over-year

•	Non-GAAP operating loss of $10.1 to $9.1 million

•	Non-GAAP net loss per share of $0.05 to $0.04, assuming weighted shares outstanding of approximately 122 million

For the full year fiscal 2020, the company now expects:

•	Total revenue of $574 million to $575 million, representing a growth rate of 44% year-over-year

•	Non-GAAP operating loss of $53.1 to $52.1 million

•	Non-GAAP net loss per share of $0.35 to $0.34, assuming weighted shares outstanding of approximately 117 million

These statements are forward-looking and actual results may differ materially. Refer to the Forward-Looking Statements safe harbor below for information on the factors that could cause our actual results to differ materially from these forward-looking statements.
Okta has not reconciled its expectations as to non-GAAP operating loss and non-GAAP net loss per share to their most directly comparable GAAP measure because certain items are out of Okta’s control or cannot be reasonably predicted. Accordingly, a reconciliation for forward-looking non-GAAP operating loss and non-GAAP net loss per share is not available without unreasonable effort.

Named a Leader in Zero Trust:
Okta was recognized as a Leader in The Forrester WaveTM: Zero Trust eXtended Ecosystem Platform Providers, Q4 2019, a report published by Forrester Research, Inc. on October 29, 2019. In the Forrester report, Okta earned the highest possible scores across half of the criteria upon which it was evaluated including “network security,” “people/workforce security,” “automation and orchestration,” “manageability and usability,” “ZTX vision and strategy,” “ZTX advocacy,” “customers investing in portfolio,” and “portfolio growth rate.”

Conference Call Information:
Okta will host a conference call and live webcast for analysts and investors at 2:00 p.m. Pacific Time on December 5, 2019. The news release with the financial results will be accessible from the Company’s website at investor.okta.com prior to the conference call. Interested parties can access the call by dialing (800) 458-4148 or (323) 794-2093 and using the passcode 7651253.

A live webcast of the conference call will be accessible from the Okta investor relations website at investor.okta.com.

Supplemental Financial and Other Information:
Supplemental financial and other information can be accessed through the Company’s investor relations website at investor.okta.com.

Non-GAAP Financial Measures:
This press release and the accompanying tables contain the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, non-GAAP net loss per share, free cash flow, current calculated billings and calculated billings. Certain of these non-GAAP financial measures exclude stock-based compensation, amortization of debt discount, charitable contributions, amortization of intangible assets, acquisition-related expenses and loss on early extinguishment of debt, net of debt issuance costs.
Okta believes that non-GAAP financial information, when taken collectively with GAAP financial measures, may be helpful to investors because it provides consistency and comparability with past financial performance and assists in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. The non-GAAP financial information is presented for supplemental informational purposes only, and should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from similarly-titled non-GAAP measures used by other companies.
The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by the Company's management about which expenses and income are excluded or included in determining these non-GAAP financial measures. A reconciliation is provided below for each non-GAAP financial measure to the most directly comparable financial measure stated in accordance with GAAP.
Okta encourages investors to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures, which it includes in press releases announcing quarterly financial results, including this press release, and not to rely on any single financial measure to evaluate the Company’s business. Please see the reconciliation tables at the end of this release for the reconciliation of GAAP and non-GAAP results.

Forward-Looking Statements: This press release contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding our financial outlook, product development, business strategy and plans and market trends, opportunities and positioning. These forward-looking statements are based on current expectations, estimates, forecasts and projections. Words such as "expect," "anticipate," "should," "believe," "hope," "target," "project," "goals," "estimate,"

"potential," "predict," "may," "will," "might," "could," "intend," "shall" and variations of these terms and similar expressions are intended to identify these forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control. For example, the market for our products may develop more slowly than expected or than it has in the past; our operating results may fluctuate more than expected; there may be significant fluctuations in our results of operations and cash flows related to our revenue recognition or otherwise; a network or data security incident that allows unauthorized access to our network or data or our customers’ data could damage our reputation; we could experience interruptions or performance problems associated with our technology, including a service outage; we may not be able to pay off our convertible senior notes when due; and global economic conditions could deteriorate. Further information on potential factors that could affect our financial results is included in our most recent Quarterly Report on Form 10-Q and our other filings with the Securities and Exchange Commission. The forward-looking statements included in this press release represent our views only as of the date of this press release and we assume no obligation and do not intend to update these forward-looking statements.

About Okta
Okta is the leading independent provider of identity for the enterprise. The Okta Identity Cloud enables organizations to securely connect the right people to the right technologies at the right time. With over 6,500 pre-built integrations to applications and infrastructure providers, Okta customers can easily and securely use the best technologies for their business. Over 7,400 organizations, including 20th Century Fox, JetBlue, Nordstrom, Slack, Teach for America and Twilio, trust Okta to help protect the identities of their workforces and customers.

Investor Contact:
Dave Gennarelli
investor@okta.com
415-699-0143

Media Contact:
Jenna Kozel
press@okta.com
415-418-9600

OKTA, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2019	2018	2019	2018
Revenue:
Subscription	$144,517	$97,698	$394,174	$262,393
Professional services and other	8,520	7,878	24,566	21,390
Total revenue	153,037	105,576	418,740	283,783
Cost of revenue:
Subscription (1)	30,124	20,265	82,581	55,808
Professional services and other (1)	10,700	9,435	32,118	26,227
Total cost of revenue	40,824	29,700	114,699	82,035
Gross profit	112,213	75,876	304,041	201,748
Operating expenses:
Research and development (1)	41,832	27,596	115,909	72,354
Sales and marketing (1)	87,224	56,911	247,721	165,408
General and administrative (1)	28,887	19,848	81,540	55,873
Total operating expenses	157,943	104,355	445,170	293,635
Operating loss	(45,730)	(28,479)	(141,129)	(91,887)
Interest expense	(7,826)	(4,118)	(16,371)	(10,893)
Other income, net	4,982	2,413	11,346	6,211
Loss on early extinguishment of debt	(14,572)	—	(14,572)	—
Interest expense and other income, net	(17,416)	(1,705)	(19,597)	(4,682)
Loss before provision for (benefit from) income taxes	(63,146)	(30,184)	(160,726)	(96,569)
Provision for (benefit from) income taxes	349	(667)	(2,285)	(1,883)
Net loss	$(63,495)	$(29,517)	$(158,441)	$(94,686)

Net loss per share, basic and diluted	$(0.53)	$(0.27)	$(1.37)	$(0.89)

Weighted-average shares used to compute net loss per share, basic and diluted	118,976	108,776	115,598	106,587

(1)	Amounts include share-based compensation expense as follows (in thousands):

	Three Months Ended October 31,		Nine Months Ended October 31,
	2019	2018	2019	2018
Cost of subscription revenue	$3,604	$2,383	$9,137	$5,813
Cost of professional services and other revenue	1,900	1,305	5,292	3,277
Research and development	10,894	6,291	26,322	15,776
Sales and marketing	10,937	6,228	26,959	15,852
General and administrative	8,400	5,335	21,984	13,181
Total share-based compensation expense	$35,735	$21,542	$89,694	$53,899

OKTA, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(unaudited)

	October 31, 2019	January 31, 2019
		As Adjusted (1)
Assets
Current assets:
Cash and cash equivalents	$1,039,626	$298,394
Short-term investments	326,629	265,374
Accounts receivable, net of allowances	101,778	91,926
Deferred commissions	29,544	24,185
Prepaid expenses and other current assets	29,023	28,237
Total current assets	1,526,600	708,116
Property and equipment, net	51,730	52,921
Operating lease right-of-use assets	126,746	121,389
Deferred commissions, noncurrent	65,466	54,812
Intangible assets, net	33,826	13,897
Goodwill	47,964	18,089
Other assets	18,445	15,089
Total assets	$1,870,777	$984,313
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$4,924	$2,431
Accrued expenses and other current liabilities	33,288	33,653
Accrued compensation	34,212	19,770
2023 Convertible senior notes, net	99,227	271,628
Deferred revenue	306,743	245,622
Total current liabilities	478,394	573,104
2025 Convertible senior notes, net	828,237	—
Operating lease liabilities, noncurrent	153,960	147,046
Deferred revenue, noncurrent	7,013	8,768
Other liabilities, noncurrent	4,779	3,018
Total liabilities	1,472,383	731,936

Stockholders’ equity:
Preferred stock	—	—
Class A common stock	11	10
Class B common stock	1	1
Additional paid-in capital	1,048,899	744,896
Accumulated other comprehensive income (loss)	135	(319)
Accumulated deficit	(650,652)	(492,211)
Total stockholders’ equity	398,394	252,377
Total liabilities and stockholders' equity	$1,870,777	$984,313

(1)	The condensed consolidated balance sheet for the prior period has been adjusted to reflect the adoption of ASC 842.

OKTA, INC.
SUMMARY OF CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(unaudited)

	Nine Months Ended October 31,
	2019	2018
		As Adjusted (1)
Cash flows from operating activities:
Net loss	$(158,441)	$(94,686)
Adjustments to reconcile net loss to net cash provided by operating activities:
Stock-based compensation	89,691	53,899
Depreciation, amortization and accretion	12,336	5,824
Amortization of debt discount and issuance costs	15,653	10,315
Amortization of deferred commissions	20,541	14,963
Deferred income taxes	(3,069)	(2,269)
Non-cash charitable contributions	1,162	1,008
Loss on early extinguishment of debt	14,572	—
Other	84	153
Changes in operating assets and liabilities:
Accounts receivable	(9,393)	(17,539)
Deferred commissions	(36,641)	(25,907)
Prepaid expenses and other assets	(1,518)	(2,822)
Operating lease right-of-use assets	7,851	12,209
Accounts payable	1,962	(334)
Accrued compensation	17,352	7,973
Accrued expenses and other liabilities	4,017	1,859
Operating lease liabilities	(4,128)	(5,614)
Deferred revenue	58,737	46,036
Net cash provided by operating activities	30,768	5,068
Cash flows from investing activities:
Capitalization of internal-use software costs	(2,659)	(2,329)
Purchases of property and equipment	(9,980)	(14,253)
Purchases of securities available for sale and other	(321,462)	(478,138)
Proceeds from maturities of securities available for sale	244,393	219,650
Proceeds from sales of securities available for sale and other	17,329	12,470
Purchases of intangible assets	(8,500)	—
Payments for business acquisition, net of cash acquired	(44,223)	(15,616)
Net cash used in investing activities	(125,102)	(278,216)
Cash flows from financing activities:
Proceeds from issuance of convertible senior notes, net of issuance costs	1,040,760	334,980
Payments for repurchases of 2023 convertible senior notes	(224,414)	—
Purchases of hedges related to 2023 convertible senior notes	—	(80,040)
Proceeds from hedges related to 2023 convertible senior notes	405,851	—
Proceeds from issuance of warrants related to 2023 convertible senior notes	—	52,440
Payments for warrants related to 2023 convertible senior notes	(358,622)	—
Purchases of capped calls related to 2025 convertible senior notes	(74,094)	—
Proceeds from stock option exercises, net of repurchases	36,371	28,524
Proceeds from shares issued in connection with employee stock purchase plan	9,005	6,654
Other, net	(126)	(206)
Net cash provided by financing activities	834,731	342,352
Effects of changes in foreign currency exchange rates on cash, cash equivalents and restricted cash	(241)	(990)
Net increase in cash, cash equivalents and restricted cash	740,156	68,214
Cash, cash equivalents and restricted cash at beginning of period	311,215	136,233
Cash, cash equivalents and restricted cash at end of period	$1,051,371	$204,447

(1)	The condensed consolidated statement of cash flows for the prior period has been adjusted to reflect the adoption of ASC 842.

OKTA, INC.
Reconciliation of GAAP to Non-GAAP Data
(In thousands, except percentages and per share data)
(unaudited)

	Three Months Ended October 31, 2019
	GAAP	Stock-based compensation	Charitable contributions	Amortization of acquired intangibles	Amortization of debt discount	Loss on early extinguishment of debt (2)	Non-GAAP
Cost of revenue:
Cost of subscription services	$30,124	$(3,604)	$—	$(1,347)	$—	$—	$25,173
Cost of professional services	10,700	(1,900)	—	—	—	—	8,800
Gross profit	112,213	5,504	—	1,347	—	—	119,064
Gross margin	73.3%	3.6%	—	0.9%	—	—	77.8%
Operating expenses:
Research and development	41,832	(10,894)	—	—	—	—	30,938
Sales and marketing	87,224	(10,937)	—	—	—	—	76,287
General and administrative	28,887	(8,400)	(510)	—	—	—	19,977
Operating loss	(45,730)	35,735	510	1,347	—	—	(8,138)
Operating margin	(29.9)%	23.4%	0.3%	0.9%	—	—	(5.3)%
Interest expense and other Income, net	(17,416)	—	—	—	7,052	10,794	430
Net loss	$(63,495)	$35,735	$510	$1,347	$7,052	$10,794	$(8,057)
Net loss per share (1)	$(0.53)	$0.30	$—	$0.01	$0.06	$0.09	$(0.07)

(1)	GAAP and Non-GAAP net loss per share calculated based upon 118,976 basic and diluted weighted-average shares of common stock.

(2)	Excludes debt issuance costs.

	Three Months Ended October 31, 2018
	GAAP	Stock-based compensation	Amortization of acquired intangibles	Amortization of debt discount	Non-GAAP
Cost of revenue:
Cost of subscription services	$20,265	$(2,383)	$(449)	$—	$17,433
Cost of professional services	9,435	(1,305)	—	—	8,130
Gross profit	75,876	3,688	449	—	80,013
Gross margin	71.9%	3.4%	0.5%	—	75.8%
Operating expenses:
Research and development	27,596	(6,291)	—	—	21,305
Sales and marketing	56,911	(6,228)	—	—	50,683
General and administrative	19,848	(5,335)	—	—	14,513
Operating loss	(28,479)	21,542	449	—	(6,488)
Operating margin	(27.0)%	20.5%	0.4%	—	(6.1)%
Interest expense and other Income, net	(1,705)	—	—	3,604	1,899
Net loss	$(29,517)	$21,542	$449	$3,604	$(3,922)
Net loss per share (1)	$(0.27)	$0.20	$—	$0.03	$(0.04)

(1)	GAAP and Non-GAAP net loss per share calculated based upon 108,776 basic and diluted weighted-average shares of common stock.

OKTA, INC.
Reconciliation of GAAP to Non-GAAP Data
(In thousands, except percentages and per share data)
(unaudited)

	Nine Months Ended October 31, 2019
	GAAP	Stock-based compensation	Charitable contributions	Amortization of acquired intangibles	Amortization of debt discount	Acquisition- related expenses	Loss on early extinguishment of debt (2)	Non-GAAP
Cost of revenue:
Cost of subscription services	$82,581	$(9,137)	$—	$(3,895)	$—	$—	$—	$69,549
Cost of professional services	32,118	(5,292)	—	—	—	—	—	26,826
Gross profit	304,041	14,429	—	3,895	—	—	—	322,365
Gross margin	72.6%	3.4%	—	0.9%	—	—	—	77.0%
Operating expenses:
Research and development	115,909	(26,322)	—	—	—	—	—	89,587
Sales and marketing	247,721	(26,959)	—	—	—	—	—	220,762
General and administrative	81,540	(21,984)	(1,162)	—	—	(3,449)	—	54,945
Operating loss	(141,129)	89,694	1,162	3,895	—	3,449	—	(42,929)
Operating margin	(33.7)%	21.4%	0.3%	0.9%	—	0.8%	—	(10.3)%
Interest expense and other Income, net	(19,597)	—	—	—	14,517	—	10,794	5,714
Net loss	$(158,441)	$89,694	$1,162	$3,895	$14,517	$3,449	10,794	$(34,930)
Net loss per share (1)	$(1.37)	$0.78	$0.01	$0.03	$0.13	$0.03	$0.09	$(0.30)

(1)	GAAP and Non-GAAP net loss per share calculated based upon 115,598 basic and diluted weighted-average shares of common stock.

(2)	Excludes debt issuance costs.

	Nine Months Ended October 31, 2018
	GAAP	Stock-based compensation	Charitable contributions	Amortization of acquired intangibles	Amortization of debt discount	Non-GAAP
Cost of revenue:
Cost of subscription services	$55,808	$(5,813)	$—	$(449)	$—	$49,546
Cost of professional services	26,227	(3,277)	—	—	—	22,950
Gross profit	201,748	9,090	—	449	—	211,287
Gross margin	71.1%	3.2%	—	0.2%	—	74.5%
Operating expenses:
Research and development	72,354	(15,776)	—	—	—	56,578
Sales and marketing	165,408	(15,852)	—	—	—	149,556
General and administrative	55,873	(13,181)	(1,008)	—	—	41,684
Operating loss	(91,887)	53,899	1,008	449	—	(36,531)
Operating margin	(32.4)%	18.9%	0.4%	0.2%	—	(12.9)%
Interest expense and other Income, net	(4,682)	—	—	—	9,539	4,857
Net loss	$(94,686)	$53,899	$1,008	$449	$9,539	$(29,791)
Net loss per share (1)	$(0.89)	$0.51	$0.01	$—	$0.09	$(0.28)

(1)	GAAP and Non-GAAP net loss per share calculated based upon 106,587 basic and diluted weighted-average shares of common stock.

OKTA, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(dollars in thousands)
(unaudited)

Free Cash Flow
	Three Months Ended October 31,		Nine Months Ended October 31,
	2019	2018	2019	2018
Net cash provided by (used in) operating activities	$10,640	$6,439	$30,768	$5,068
Less:
Purchases of property and equipment	(63)	(4,463)	(9,980)	(14,253)
Capitalization of internal-use software costs	(1,329)	(604)	(2,659)	(2,329)
Free cash flow	$9,248	$1,372	$18,129	$(11,514)
Net cash provided by (used in) investing activities	$22,888	$(10,545)	$(125,102)	$(278,216)
Net cash provided by financing activities	$798,399	$7,469	$834,731	$342,352
Free cash flow margin	6.0%	1.3%	4.3%	(4.1)%

Calculated Billings
	Three Months Ended October 31,		Nine Months Ended October 31,
	2019	2018	2019	2018
Total revenue	$153,037	$105,576	$418,740	$283,783
Add:
Unbilled receivables, current (beginning of period)	1,004	818	1,457	809
Deferred revenue, current (end of period)	306,743	206,146	306,743	206,146
Less:
Unbilled receivables, current (end of period)	(1,028)	(1,581)	(1,028)	(1,581)
Deferred revenue, current (beginning of period)	(283,724)	(186,427)	(245,622)	(159,816)
Current calculated billings	176,032	124,532	480,290	329,341
Add:
Deferred revenue, noncurrent (end of period)	7,013	4,977	7,013	4,977
Less:
Deferred revenue, noncurrent (beginning of period)	(7,469)	(5,471)	(8,768)	(4,963)
Calculated billings	$175,576	$124,038	$478,535	$329,355